*2609*

# CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

| | | | |
|---|---|---|---|
| **Corporation:** | **Inventergy, Inc.**<br>**900 E. Hamilton Avenue #180**<br>**Campbell, CA 95008** | **Lender:** | **First Republic Bank**<br>**Corporate Office**<br>**111 Pine Street**<br>**San Francisco, CA 94111** |

**I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:**

**THE CORPORATION'S EXISTENCE.** The complete and correct name of the Corporation is Inventergy, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 900 E. Hamilton Avenue #180, Campbell, CA 95008. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

**RESOLUTIONS ADOPTED.** At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on July 9 2014, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

**OFFICER.** The following named person is an officer of Inventergy, Inc.:

| NAMES | TITLES | AUTHORIZED | ACTUAL SIGNATURES |
|---|---|---|---|
| **Joseph W. Beyers** | **CEO/Chairman** | **Y** | **X** Joseph W. Beyers **(Seal)** |

**ACTIONS AUTHORIZED.** The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

**Borrow Money.** To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

**Execute Notes.** To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

**Grant Security.** To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

**Execute Security Documents.** To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

**Negotiate Items.** To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

**Further Acts.** In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

**ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

**NOTICES TO LENDER.** The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of

business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

**CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

**NO CORPORATE SEAL.** The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

**CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

**IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.**

**I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated August 1, 2014.**

**THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.**

**CERTIFIED TO AND ATTESTED BY:**

**X** ______________________________ **(Seal)**
______________________, **Secretary of Inventergy, Inc.**

Wayne P. Sobon

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

*2296*

FIRST REPUBLIC BANK
It's a privilege to serve you®

# BUSINESS LOAN AGREEMENT

| **Borrower:** | **Inventergy, Inc.**<br>**900 E. Hamilton Avenue #180**<br>**Campbell, CA 95008** | **Lender:** | **First Republic Bank**<br>**Corporate Office**<br>**111 Pine Street**<br>**San Francisco, CA 94111** |
|---|---|---|---|

**THIS BUSINESS LOAN AGREEMENT dated August 1, 2014, is made and executed between Inventergy, Inc. ("Borrower") and First Republic Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.**

**TERM.** This Agreement shall be effective as of August 1, 2014, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

**CONDITIONS PRECEDENT TO EACH ADVANCE.** Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

**Loan Documents.** Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

**Borrower's Authorization.** Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

**Payment of Fees and Expenses.** Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

**Representations and Warranties.** The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

**No Event of Default.** There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

**REPRESENTATIONS AND WARRANTIES.** Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

**Organization.** Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in the State of California and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 900 E. Hamilton Avenue #180, Campbell, CA 95008. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

**Assumed Business Names.** Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

**Authorization.** Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

**Financial Information.** Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

**Legal Effect.** This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective

terms.

**Properties.** Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

**Hazardous Substances.** Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

**Litigation and Claims.** No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

**Taxes.** To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

**Lien Priority.** Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

**Binding Effect.** This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

**AFFIRMATIVE COVENANTS.** Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

**Notices of Claims and Litigation.** Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

**Financial Records.** Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

**Financial Statements.** Furnish Lender with the following:

**Additional Requirements.** SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

**Additional Information.** Furnish such additional information and statements, as Lender may request from time to time.

**Insurance.** Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

**Insurance Reports.** Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

**Other Agreements.** Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

**Loan Proceeds.** Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

**Taxes, Charges and Liens.** Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

**Performance.** Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

**Operations.** Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

**Environmental Studies.** Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

**Compliance with Governmental Requirements.** Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

**Inspection.** Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

**Environmental Compliance and Reports.** Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

**Additional Assurances.** Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

**AUTOMATIC DEBIT ARRANGEMENT.**

1. **Deductions from Account.** Borrower authorizes the Lender to make automatic deductions from the following deposit account (the "Account") maintained by Borrower at Lender's offices in order to pay, when and as due, all installment payments of interest, and/or principal, renewal, modification or other fees or payments (a "Payment") that Borrower is required or obligated to make under the promissory note or notes evidencing the Loan (collectively, the "Note"):

**Account No: 800-0194-6632**

Without limiting any of the terms of the Related Documents, Borrower acknowledges and agrees that if Borrower defaults in its obligation to make a Payment because the collected funds in the Account are insufficient to make such Payment in full on the date that such Payment is due, then Borrower shall be responsible for all late payment charges and other consequences of such default by Borrower under the terms of the Related Documents.

2. **Revocation of Authorization.** Subject to Section 4 below, this Authorization shall continue in full force and effect until the date which is five (5) business days after the date on which Lender actually receives written notice from Borrower expressly revoking the authority granted to the Lender to charge the Account for Payments in connection with the Loan. Such notice shall be given to the Lender at the address set forth in Section 3 below. No such revocation by Borrower shall in any way release Borrower from or otherwise affect Borrower's obligations under the Related Documents, including without limitation Borrower's obligations to continue to make all Payments required under the terms of the Note.

3. **Notices.** All notices to Lender shall be in writing, shall be effective only upon actual receipt by the Lender, and shall be delivered to Lender at the following address or to such other address as the Lender may designate from time to time in writing to Borrower.

**First Republic Bank**
**111 Pine Street**
**San Francisco, CA 94111**
**Attn: Commercial Loan Department**

4. **Termination by Lender; Miscellaneous.** The Lender, at its option and in its discretion, reserves the right to terminate the arrangement for automatic deductions from the Account pursuant to this Authorization at any time effective upon written notice of such election (a "Termination Notice") given by Lender to Borrower. Without limiting the generality of the immediately preceding sentence, the Lender may elect to give a Termination Notice to Borrower if Borrower fails to comply with any of the Lender's rules, regulations, or policies relating to the Account, including without limitation requirements regarding minimum balance, service charges, overdrafts, insufficient funds, uncollected funds, returned items, and limitations on withdrawals.

**RECOVERY OF ADDITIONAL COSTS.** If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or

application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

**LENDER'S EXPENDITURES.** If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

**NEGATIVE COVENANTS.** Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

**Additional Financial Restrictions.** SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

**Continuity of Operations.** (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

**Agreements.** Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

**CESSATION OF ADVANCES.** If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**DEFAULT.** Each of the following shall constitute an Event of Default under this Agreement:

**Payment Default.** Borrower fails to make any payment when due under the Loan.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Defective Collateralization.** This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

**Change in Ownership.** Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

**Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

**EFFECT OF AN EVENT OF DEFAULT.** If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

**MISCELLANEOUS PROVISIONS.** The following miscellaneous provisions are a part of this Agreement:

**Amendments.** This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

**Attorneys' Fees; Expenses.** Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

**Caption Headings.** Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

**Consent to Loan Participation.** Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

**Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.**

**Choice of Venue.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of San Francisco County, State of California.

**No Waiver by Lender.** Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

**Notices.** Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

**Severability.** If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

**Subsidiaries and Affiliates of Borrower.** To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

**Successors and Assigns.** All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

**Survival of Representations and Warranties.** Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

**Time is of the Essence.** Time is of the essence in the performance of this Agreement.

**Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.**

**DEFINITIONS.** The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

**Advance.** The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

**Agreement.** The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

**Borrower.** The word "Borrower" means Inventergy, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

**Collateral.** The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

**Environmental Laws.** The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

**Event of Default.** The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

**GAAP.** The word "GAAP" means generally accepted accounting principles.

**Grantor.** The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

**Guarantor.** The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

**Guaranty.** The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

**Hazardous Substances.** The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

**Indebtedness.** The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

**Lender.** The word "Lender" means First Republic Bank, its successors and assigns.

**Loan.** The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

**Note.** The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

**Related Documents.** The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

**Security Agreement.** The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

**Security Interest.** The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED AUGUST 1, 2014.

BORROWER:

INVENTERGY, INC.

By: ______________________________
Joseph W. Beyers, CEO/Chairman of Inventergy, Inc.

LENDER:

FIRST REPUBLIC BANK

By: ______________________________ Kanako S. Yujuico
Authorized Signer Director

"2197"

FIRST REPUBLIC BANK
It's a privilege to serve you®

# PROMISSORY NOTE

| | | | |
|---|---|---|---|
| **Borrower:** | Inventergy, Inc.<br>900 E. Hamilton Avenue #180<br>Campbell, CA 95008 | **Lender:** | First Republic Bank<br>Corporate Office<br>111 Pine Street<br>San Francisco, CA 94111 |

**Principal Amount: $500,000.00** **Interest Rate: 1.300%** **Date of Note: August 1, 2014**

**PROMISE TO PAY. Inventergy, Inc. ("Borrower") promises to pay to First Republic Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.300%. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.**

**PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 1, 2014. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 1, 2014, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

**INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/365 basis; that is, by applying the ratio of the interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.**

**PREPAYMENT.** Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First Republic Bank, 111 Pine Street San Francisco, CA 94111.**

**LATE CHARGE.** If a payment is 10 days or more late, Borrower will be charged **10.000% of the unpaid portion of the regularly scheduled payment.**

**INTEREST AFTER DEFAULT.** Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by 8.000 percentage points.

**DEFAULT.** Each of the following shall constitute an event of default ("Event of Default") under this Note:

**Payment Default.** Borrower fails to make any payment when due under this Note.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or

disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

**Change In Ownership.** Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

**Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

**LENDER'S RIGHTS.** Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

**ATTORNEYS' FEES; EXPENSES.** Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

**JURY WAIVER. To the extent permitted by applicable law, Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.**

**GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.**

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of San Francisco County, State of California.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**COLLATERAL.** Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: certificates of deposit described in an Assignment of Deposit Account dated August 1, 2014.

**LINE OF CREDIT.** This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request, on forms acceptable to Lender. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

**SUCCESSOR INTERESTS.** The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

**LOAN AGREEMENT.** This Note is subject to the terms of the Business Loan Agreement dated **August 1, 2014**, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the Business Loan Agreement.

**GENERAL PROVISIONS.** If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

**PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.**

**BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.**

**BORROWER:**

**INVENTERGY, INC.**

By: Joseph W. Beyers

**Joseph W. Beyers, CEO/Chairman of Inventergy, Inc.**

"2610"

FIRST REPUBLIC BANK
It's a privilege to serve you®

# ASSIGNMENT OF DEPOSIT ACCOUNT

| | | | |
|---|---|---|---|
| **Borrower:** | **Inventergy, Inc.**<br>**900 E. Hamilton Avenue #180**<br>**Campbell, CA 95008** | **Lender:** | **First Republic Bank**<br>**Corporate Office**<br>**111 Pine Street**<br>**San Francisco, CA 94111** |
| **Grantor:** | **Joseph W. Beyers**<br>**14771 Montalvo Road**<br>**Saratoga , CA 95070** | | |

**THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated August 1, 2014, is made and executed among Joseph W. Beyers ("Grantor"); Inventergy, Inc. ("Borrower"); and First Republic Bank ("Lender").**

**ASSIGNMENT.** For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

**COLLATERAL DESCRIPTION.** The word "Collateral" means the following described deposit account ("Account"):

**CD Account Number 500-0135-1733 with Lender with an approximate balance of $525,000.00**

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

**BORROWER'S WAIVERS AND RESPONSIBILITIES.** Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

**GRANTOR'S REPRESENTATIONS AND WARRANTIES.** Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

**GRANTOR'S WAIVERS.** Except as prohibited by applicable law, Grantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Grantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (A) any disability or other defense of Borrower, any other guarantor or surety or any other person; (B) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (C) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (D) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (E) any statute of limitations in any action under this Agreement or on the Indebtedness; or (F) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Grantor waives all rights and defenses that Grantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Grantor without first foreclosing on any real property collateral pledged by Borrower ; and (2) If Lender forecloses on any real property collateral pledged by the Borrower : (A) The amount of the Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; (B) The Lender may collect from the Grantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Grantor may have to collect from the borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Grantor may have because the Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Sections 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Grantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor further understands

and agrees that this Agreement is a separate and independent contract between Grantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Grantor may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.** With respect to the Collateral, Grantor represents and promises to Lender that:

**Ownership.** Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

**Right to Grant Security Interest.** Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

**No Prior Assignment.** Grantor has not previously granted a security interest in the Collateral to any other creditor.

**No Further Transfer.** Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

**No Defaults.** There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

**Proceeds.** Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

**Validity; Binding Effect.** This Agreement is binding upon Grantor and Grantor's successors and assigns and is legally enforceable in accordance with its terms.

**Financing Statements.** Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. Grantor will promptly notify Lender of any change to Grantor's name or the name of any individual Grantor, any individual who is a partner for a Grantor, and any individual who is a trustee or settlor or trustor for a Grantor under this Agreement. Grantor will also promptly notify Lender of any change to the name that appears on the most recently issued, unexpired driver's license or state-issued identification card, any expiration of the most recently issued driver's license or state-issued identification card for Grantor or any individual for whom Grantor is required to provide notice regarding name changes.

**LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL.** While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

**LENDER'S EXPENDITURES.** If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

**LIMITATIONS ON OBLIGATIONS OF LENDER.** Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

**DEFAULT.** Each of the following shall constitute an Event of Default under this Agreement:

**Payment Default.** Borrower fails to make any payment when due under the Indebtedness.

**Other Defaults.** Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

**Default in Favor of Third Parties.** Borrower or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or

Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Defective Collateralization.** This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

**Death or Insolvency.** The death of Borrower or Grantor or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

**Adverse Change.** A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

**RIGHTS AND REMEDIES ON DEFAULT.** Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

**Accelerate Indebtedness.** Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

**Application of Account Proceeds.** Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the interests of Borrower or Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

**Transfer Title.** Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

**Other Rights and Remedies.** Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.

**Deficiency Judgment.** If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

**Election of Remedies.** Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

**Cumulative Remedies.** All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

**MISCELLANEOUS PROVISIONS.** The following miscellaneous provisions are a part of this Agreement:

**Amendments.** This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

**Attorneys' Fees; Expenses.** Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

**Caption Headings.** Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

**Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.**

**Choice of Venue.** If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of San Francisco County, State of California.

**Joint and Several Liability.** All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement.

**Preference Payments.** Any monies Lender pays because of an asserted preference claim in Borrower's or Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower and Grantor as provided in this Agreement.

**No Waiver by Lender.** Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

**Notices.** Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

**Power of Attorney.** Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

**Waiver of Co-Obligor's Rights.** If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

**Severability.** If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

**Successors and Assigns.** Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

**Survival of Representations and Warranties.** All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

**Time is of the Essence.** Time is of the essence in the performance of this Agreement.

**Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.**

**DEFINITIONS.** The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

**Account.** The word "Account" means the deposit account described in the "Collateral Description" section.

**Agreement.** The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

**Borrower.** The word "Borrower" means Inventergy, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

**Collateral.** The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

**Default.** The word "Default" means the Default set forth in this Agreement in the section titled "Default".

**Event of Default.** The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

**Grantor.** The word "Grantor" means Joseph W. Beyers.

**Guaranty.** The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

**Indebtedness.** The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

**Lender.** The word "Lender" means First Republic Bank, its successors and assigns.

**Note.** The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

**Property.** The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

**Related Documents.** The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

**BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 1, 2014.**

**GRANTOR:**

X ______________________________
Joseph W. Beyers, Individually

**BORROWER:**

**INVENTERGY, INC.**

By: ______________________________
Joseph W. Beyers, CEO/Chairman of Inventergy, Inc.

**LENDER:**

**FIRST REPUBLIC BANK**

X ______________________________ Kanako S. Yujuico
Authorized Signer Director

# EXHIBIT A TO LOAN AGREEMENT

| | | | |
|---|---|---|---|
| **Borrower:** | Inventergy, Inc.<br>900 E. Hamilton Avenue #180<br>Campbell, CA 95008 | **Lender:** | First Republic Bank<br>Corporate Office<br>111 Pine Street<br>San Francisco, CA 94111 |

This **EXHIBIT A to LOAN AGREEMENT** is attached to and by this reference is made a part of the Business Loan Agreement, dated August 1, 2014, and executed in connection with a loan or other financial accommodations between FIRST REPUBLIC BANK and Inventergy, Inc..

FINANCIAL COVENANTS.

Not Applicable.

REPORTING COVENANTS.

Not Applicable.

ADDITIONAL COVENANTS.

Not Applicable.

*2679*

FIRST REPUBLIC BANK

It's a privilege to serve you®

# DISBURSEMENT REQUEST AND AUTHORIZATION

| | | | |
|---|---|---|---|
| **Borrower:** | Inventergy, Inc.<br>**900 E. Hamilton Avenue #180**<br>**Campbell, CA 95008** | **Lender:** | **First Republic Bank**<br>**Corporate Office**<br>**111 Pine Street**<br>**San Francisco, CA 94111** |

**LOAN TYPE.** This is a Fixed Rate (1.300%) Nondisclosable Revolving Line of Credit Loan to a Corporation for $500,000.00 due on November 1, 2014.

**PRIMARY PURPOSE OF LOAN.** The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

**SPECIFIC PURPOSE.** The specific purpose of this loan is: To support Borrower's bridge cash flow until new fundraising are completed through Canaccord Genuity.

**DISBURSEMENT INSTRUCTIONS.** Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

| | |
|---|---|
| **Undisbursed Funds:** | $500,000.00 |
| **Note Principal:** | $500,000.00 |

**CHARGES PAID IN CASH.** Borrower has paid or will pay in cash as agreed the following charges:

| | |
|---|---|
| **Prepaid Finance Charges Paid in Cash:**<br>$250.00 Loan Fee | $250.00 |
| **Total Charges Paid in Cash:** | $250.00 |

**AUTOMATIC PAYMENTS.** Borrower hereby authorizes Lender automatically to deduct from Borrower's Checking account, numbered 800-0194-6632, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

**FEE PAYMENT.** Finance charges are to be deducted from account number **800-0194-6632**.

**FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 1, 2014.**

**BORROWER:**

**INVENTERGY, INC.**

**By:** ______________________________

**Joseph W. Beyers, CEO/Chairman of Inventergy, Inc.**